SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2006

LKQ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

120 North LaSalle Street, Suite 3300
Chicago, IL		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 621-1950

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2006, LKQ Corporation (the “Company”) issued a press release regarding its third quarter 2006 earnings.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	LKQ Corporation Press Release dated October 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKQ Corporation

Date: October 26, 2006	By:	/s/ MARK T. SPEARS
Mark T. Spears
Executive Vice President and Chief Financial Officer